Fees Summary	Feb. 09, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 238,625,000.00
Previously Paid Amount	41,595.36
Total Fee Amount	32,954.11
Total Offset Amount	0.00
Net Fee	$ 0.00